PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2004, as revised October 20, 2004 and April 1, 2005

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “UltraSector ProFunds,” “Bond Benchmarked ProFunds” and the Money Market ProFund, as follows (each, a “ProFund”, and collectively, the “ProFunds”):

CLASSIC PROFUNDS	ULTRASECTOR PROFUNDS
Bull	Banks
Mid-Cap	Basic Materials
Small-Cap	Biotechnology
OTC	Consumer Goods
Large-Cap Value	Consumer Services
Large-Cap Growth	Oil & Gas
Mid-Cap Value	Financials
Mid-Cap Growth	Health Care
Small-Cap Value	Industrials
Small-Cap Growth	Internet
Europe 30	Leisure Goods
Oil Equipment, Services & Distribution
ULTRA PROFUNDS	Pharmaceuticals
UltraBull	Precious Metals
UltraMid-Cap	Real Estate
UltraSmall-Cap	Semiconductor
UltraDow 30	Technology
UltraOTC	Telecommunications
UltraJapan	Utilities
Mobile Telecommunications
INVERSE PROFUNDS
Bear	BOND BENCHMARKED PROFUNDS
Short Small-Cap	U.S. Government Plus
Short OTC	Rising Rates Opportunity®
UltraBear
UltraShort Mid-Cap	MONEY MARKET PROFUND
UltraShort Small-Cap
UltraShort OTC

Each ProFund offers two classes of shares: Investor Class Shares and Service Class Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other ProFunds, Money Market ProFund currently seeks to achieve its investment objective by investing all of its assets in the Scudder Cash Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond directly to the investment performance of the Portfolio, less additional fees and expenses.

The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. The non-money market ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with ProFunds’ Prospectus, dated May 1, 2004, which incorporates this SAI by reference. The financial statements and related report of the independent auditors included in the ProFunds’ annual report for the fiscal year ended December 31, 2003, are incorporated by reference into this SAI. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is May 1, 2004, as revised October 20, 2004 and April 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Forty-seven series are discussed herein and other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of any other ProFund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the ProFund, certain minimum investment levels are maintained (see “Shareholders Services — Exchanging ProFund Shares” in the Prospectus).

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 (the “Advisor”). Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Asset Management, Inc. (“DeAM”), headquartered at 280 Park Avenue, New York, New York 10017.

The investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

It is the policy of the non-money market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds and the Rising Rates Opportunity ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds and the Rising Rates Opportunity ProFund.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its objective.

Certain ProFunds have non-fundamental investment policies obligating such a ProFund to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Trust’s Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the ProFunds’ respective benchmarks. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund’s benchmark, certain factors will tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds is set forth below.

EQUITY SECURITIES

The ProFunds (other than U.S. Government Plus, Rising Rates Opportunity ProFund and Money Market ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund (other than U.S. Government Plus, Rising Rates Opportunity ProFund and Money Market ProFund) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. tax considerations may apply to a ProFund’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the ProFunds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds’ shareholders.

Each non-money market ProFund also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The Europe 30 ProFund and UltraJapan ProFund are subject to the general risks associated with foreign investment. Because each of these ProFunds focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

The Europe 30 ProFund focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Japanese Companies

The UltraJapan ProFund invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. Japan’s currency, the “yen,” has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities or instruments giving economic exposure to such instruments. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign trade overseas is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

DEPOSITARY RECEIPTS

Each non-money market ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DR’s include American Depositary Receipts (ADR’s), Global Depositary Receipts and New York Shares. ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds (other than U.S. Government Plus, Rising Rates Opportunity ProFund and Money Market ProFund) and in particular, Europe 30 ProFund, UltraJapan ProFund, Pharmaceuticals UltraSector ProFund and Precious Metals UltraSector ProFund, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund does so, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. The U.S. traded Nikkei futures and options contracts utilized by UltraJapan ProFund are not sensitive to changes in the dollar/yen exchange rate.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund, other than U.S. Government Plus ProFund and Rising Rates Opportunity ProFund, may invest in real estate investment trusts (“REITS”). Equity REITS invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position, a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

A ProFund may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently, inverse to the futures contract. A ProFund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A

ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective investment objective. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The non-money market ProFunds may engage in short sales. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

The ProFunds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds and their Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during its term. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

U.S. GOVERNMENT SECURITIES

Each non-money market ProFund and the Portfolio also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

REPURCHASE AGREEMENTS

The ProFunds also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds employ, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the non-money market ProFunds will be monitored by the Advisor and, in the case of Money Market ProFund, DeAM In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% (10% with respect to Money Market ProFund) of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor and, in the case of Money Market ProFund, DeAM, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolio intends to use the reverse repurchase technique only when it will be to the ProFund/Portfolio’s advantage to do so and the Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolio will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund/Portfolio’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund may invest all or part of the ProFund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds (other than the Portfolio, except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Inverse ProFunds will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, a ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund/Portfolio will not lend more than 33 1/3% of the value of the ProFund’s total assets, except that the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund’s/Portfolio’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by DeAM (or its affiliate) and DeAM may serve as the Portfolio’s lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s net asset value. A ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market ProFund) of the ProFund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund’s net asset value or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each non-money market ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund/Portfolio invests in, and, thus, is a shareholder of, another investment company, the ProFund’s/Portfolio’s shareholders will indirectly bear the ProFund’s/Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund/Portfolio to the ProFund’s/Portfolio’s own investment adviser and the other expenses that the ProFund/Portfolio bears directly in connection with the ProFund’s/Portfolio’s own operations.

In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission. As a shareholder of another money market fund, the Portfolio would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

ILLIQUID SECURITIES

Each ProFund and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund’s/Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or DeAM considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the Portfolio’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio’s net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of ProFunds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to DeAM It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DeAM, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DeAM will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DeAM to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DeAM deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS

AND ASSET-BACKED SECURITIES (MONEY MARKET PROFUND AND THE PORTFOLIO)

COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or if not rated, must be believed by DeAM to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DeAM, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DeAM to be of comparable quality.

CREDIT ENHANCEMENT. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the ProFund’s investors, it is difficult to estimate what the ProFund’s actual portfolio turnover rate will be in the future. ProFunds expects, however, that the portfolio turnover experienced by the ProFunds will be substantial. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by a ProFund and/or securities not included in the index being held by a ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort OTC ProFund, UltraSector ProFunds and the Bond Benchmarked ProFunds employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund is a “non-diversified” series. A non-money market ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from DeAM at 1-800-730-1313.

The ProFunds’ Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

Each ProFund and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding shares of the ProFund or the Portfolio, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A non-money market ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund and Rising Rates Opportunity ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITS.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund and Rising Rates Opportunity ProFund) policy not to concentrate its assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. Each UltraSector ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund and Rising Rates Opportunity ProFund may concentrate its investment in the securities of companies engaged in a single industry in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and Statement of Additional Information.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and by the Portfolio. Unless an investment instrument or technique is described in the prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

Under investment policies adopted by Money Market ProFund, and by the Portfolio, each of Money Market ProFund and Portfolio may not:

1.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the market value of the ProFund’s or the Portfolio’s total assets (including the amount borrowed), as the case may be, calculated in each case at market value.

2.	Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

3.	Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

4.	Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of U.S. and foreign banks, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

5.	Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

6.	Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities (to the extent these securities are illiquid, they will be subject to the ProFund’s or Portfolio’s 10% limitation in illiquid securities), provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

7.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

8.	Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

9.	Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio’s, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other “illiquid” securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund’s assets in an open-end management investment company with substantially the same investment objective as the ProFund.

10.	Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

11.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFunds’ assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

12.	Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

13.	Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or DeAM owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

14.	Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1.	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio’s (ProFund’s) total assets (taken at market), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

2.	pledge, mortgage or hypothecate for any purpose in excess of 5% of the Portfolio’s (ProFund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

3.	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4.	sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

5.	invest for the purpose of exercising control or management;

6.	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio’s (ProFund’s) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (ProFund) has no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction 1. above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, of any other later change.

The Money Market ProFund will comply with the state securities laws and regulations of all states in which they are registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Money Market ProFund, or any other registered investment company investing in the Portfolio, is registered.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares.

The net asset value per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class (in the case of Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. Money Market ProFund’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior that time at which a ProFund calculates net asset value. Alternatively if there was no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

The Portfolio will use the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund’s net asset value. The Board of Trustees of the Portfolio will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

The valuation of the Portfolio’s securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio’s holdings by the Portfolio’s Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. In the event the Portfolio’s Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio’s Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio’s assets by using available market quotations.

Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce his or her investment in the Portfolio on each day the Portfolio determines its Net Asset Value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the Net Asset Value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be affected as of the close of business on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate Net Asset Value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the close of the following business day.

PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2003, the following ProFunds held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund during the fiscal year ended December 31, 2003	Name of Broker or Dealer
Bull ProFund	$185,803 282,365	Merrill Lynch & Co., Inc. Prudential Financial, Inc.
Large-Cap Value ProFund	118,378 333,953 137,214	Lehman Brothers, Inc. Merrill Lynch & Co., Inc. Prudential Financial, Inc.
UltraBull ProFund	268,382 264,989	Merrill Lynch & Co., Inc. Prudential Financial, Inc.
Financials UltraSector ProFund	104,749 47,618	Merrill Lynch & Co., Inc. Prudential Financial, Inc.

MONEY MARKET PROFUND AND THE PORTFOLIO

Decisions to buy and sell securities and other financial instruments for Money Market ProFund and the Portfolio are made by DeAM, which also is responsible for placing these transactions, subject to the overall review of the Portfolio’s Board of Trustees. Although investment requirements for the Portfolio are reviewed independently from those of the other accounts managed by DeAM, investments of the type the Portfolio may make may also be made by these other accounts. When the Portfolio and one or more other accounts managed by DeAM are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by DeAM to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

Purchases and sales of securities on behalf of the Portfolio usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. government obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

OTC purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolio except pursuant to exemptive rules or orders adopted by the Commission. Under rules adopted by the Commission, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, DeAM seeks the best overall terms available. In assessing the best overall terms available for any transaction, DeAM will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, DeAM is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which DeAM or its affiliates exercise investment discretion. DeAM’s fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

For the fiscal years ended December 31, 2001, 2002 and 2003, each non-money market ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 12/31
	2001	2002	2003
Bull ProFund	$559,672	$722,189	$201,425
Mid-Cap ProFund	22,169	266,292	70,209
Small-Cap ProFund	25,369	119,124	135,138
OTC ProFund	6,152	6,317	30,226
Large-Cap Value ProFund	N/A	209,290	289,163
Large-Cap Growth ProFund	N/A	46,268	86,949
Mid-Cap Value ProFund	98,542	405,760	279,863
Mid-Cap Growth ProFund	38,006	142,601	121,719
Small-Cap Value ProFund	169,100	695,309	409,173
Small-Cap Growth ProFund	19,075	214,641	216,110
Europe 30 ProFund	350,359	76,359	102,819
UltraBull ProFund	898,177	992,483	258,926
UltraMid-Cap ProFund	701,169	907,285	90,804
UltraSmall-Cap ProFund	1,762,327	783,337	197,809
UltraDow 30	N/A	25,750	144,693
UltraOTC ProFund	112,836	114,942	130,502
UltraJapan ProFund	71,763	117,208	222,422
Bear ProFund	39,972	49,800	43,160
Short Small-Cap ProFund	N/A	15,148	42,774
Short OTC ProFund	N/A	5,920	25,633
UltraBear ProFund	108,091	262,633	191,675
UltraShort OTC ProFund	94,175	102,516	114,646
Banks UltraSector ProFund	2,201	30,648	8,528
Basic Materials UltraSector ProFund	5,012	117,641	54,263
Biotechnology UltraSector ProFund	4,802	13,911	22,663
Oil & Gas UltraSector ProFund	22,811	46,132	68,706
Financials UltraSector ProFund	63,016	58,033	46,303
Health Care UltraSector ProFund	33,136	33,481	15,343
Internet UltraSector ProFund	2,817	18,283	31,552
Pharmaceuticals UltraSector ProFund	22,642	37,097	62,373
Precious Metals UltraSector ProFund	N/A	-0-	-0-
Real Estate UltraSector ProFund	344,173	278,627	171,393
Semiconductor UltraSector ProFund	21,693	28,514	56,860
Technology UltraSector ProFund	22,819	53,463	31,231

	BROKERAGE COMMISSIONS FYE 12/31
	2001	2002	2003
Telecommunications UltraSector	47,574	72,108	44,211
Utilities UltraSector ProFund	22,585	76,684	101,434
Mobile Telecommunications UltraSector ProFund	56,749	125,119	142,190
U.S. Government Plus ProFund	N/A	70	2,142
Rising Rates Opportunity ProFund	N/A	-0-	21,780
Money Market ProFund	-0-	-0-	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (March 2004 to Present) and Managing Director (March 1993 to March 2004)	104	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	104	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	104

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).
Bethesda, MD 20814 Birth Date: 8/62	Secretary	April 1997 to February 2003

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. from January 1999 until October 2002.

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/66	Secretary	Indefinite; February 2003 to present	Vice President and General Counsel of
the Advisor (July 2001 to present); GE
Investment Management Inc.: Vice
President and Associate General
Counsel (April 1998 to June 2001);
Kirkpatrick & Lockhart LLP: Attorney
(Prior to April 1998).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee, whose function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust’s financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two (2) meetings during the fiscal year ended December 31, 2003.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	None

As of April 1, 2004, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2003.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Trustee Compensation

For the fiscal year ended December 31, 2003, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees

Russell S. Reynolds, III, Trustee	$10,500	$0	$0	$10,500
Michael C. Wachs, Trustee	$10,500	$0	$0	$10,500

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Prior to January 1, 2004, the Trust paid each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective January 1, 2004, each Trustee who is not an employee of the Advisor or its affiliates shall be entitled to compensation for his services as Trustee at the rate of (i) $10,000 per year; (ii) an additional $2,500 for each Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $1,500 per special meeting attended by him in person; and (iii) an additional $500 per each board meeting participated in by him via telephone.
**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

MANAGEMENT OF THE CASH MANAGEMENT PORTFOLIO

Trustees and Officers

The overall business and affairs of the Portfolio are managed by its Board of Trustees. The Board approves all significant agreements between the Portfolio and persons or companies furnishing services to the Portfolio, including the Portfolio’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Portfolio’s affairs and for exercising the Portfolio’s powers except those reserved for the shareholders and those assigned to the Portfolio’s advisor, DeAM, or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Portfolio and the Portfolio’s Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Portfolio (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (the “Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Portfolio’s advisors and/or underwriter. The mailing address for the Trustees and Officers with respect to the Portfolio’s operations is One South Street, Baltimore, Maryland, 21202.

Information Concerning Trustees And Officers

Independent Trustees

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001).	68

S. Leland Dill 3/28/30 Trustee since 1990	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985–January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co–Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open–end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988–1994); Director, ISI Family of Funds (registered investment companies) (1997–1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994–2002).	66

Philip Saunders, Jr. 10/11/35 Trustee since 1990	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Trustee since 2002	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999–June 2002); President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies).	69
* Inception date of the corporation which was the predecessor to the L.L.C.

Interested Trustee Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999. Chief Executive Officer since 2003.	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	202

Officers

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

Kenneth Murphy[5] 10/13/63 Vice President and Anti–Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present). Formerly, Director, John Hancock Signature Services (1992–2000).

Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Caroline Pearson[5] 4/1/62 Assistant Secretary, since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Kathleen Sullivan D’Eramo[5] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Cash Management Portfolio of which these funds are a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
[5]	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM or an affiliate serves as the advisor.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy: Vice President

Caroline Pearson: Secretary

Trustee Ownership in the Funds1

Trustee	Dollar Range of Beneficial Ownership in the Funds	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Family of Investment Companies[2]
Independent Trustees
Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

Interested Trustee
Richard T. Hale	None	Over $100,000

1.	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

2.	Securities beneficially owned as defined under the 1934 Act include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

Ownership In Securities of DeAM and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund Complex (including Deutsche Bank AG).

Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt	None	None
S. Leland Dill	None	None
Martin J. Gruber	None	None
Joseph R. Hardiman	None	None
Richard J. Herring	None	None
Graham E. Jones	None	None
Rebecca W. Rimel	None	None
Philip Saunders, Jr.	None	None
William N. Searcy	None	None
Robert H. Wadsworth	None	None

As of April 1, 2004, the Trustees and officer of the Trust Portfolio owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Money Market ProFund’s knowledge, as of April 1, 2004, no person owned of record or beneficially 5% or more of any class of the Money Market ProFund’s outstanding shares.

Information Concerning Committees and Meetings of Trustees of the Portfolio

The Board of Trustees of the Portfolio met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meeting of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The Trust’s Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for the Portfolio, confers with the independent auditors regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Portfolio in accordance with the Portfolio’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Search and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met 4 times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee and Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Portfolio. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Portfolio receive no direct remuneration from the Portfolio. Officers and Trustees of the Portfolio who are officers or Trustees of DeAM may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an “interested person” of the Portfolio (as defined in the Investment Company Act) (an “Independent Trustee”) receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocation among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of DeAM or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of DeAM, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The following table shows compensation received by each Trustee from the Portfolio and aggregate compensation from the Fund Complex during calendar year 2003.

Trustee Compensation Table

Name of Trustee	Compensation from Portfolio*	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation from the Portfolio and the Fund Complex (1)
Independent Trustees

Richard R. Burt	$30,815	$0	$168,640
S. Leland Dill	$32,192	$0	$141,000
Martin J. Gruber	$30,898	$0	$140,939
Joseph R. Hardiman (2)	$30,898	$0	$136,000
Richard J. Herring(2)	$32,025	$0	$139,390
Graham E. Jones	$30,898	$0	$136,000

Rebecca W. Rimel (2)	$32,939	$0	$142,780
Philip Saunders, Jr. (2)	$30,671	$0	$135,000
William N. Searcy	$30,898	$0	$136,000
Robert H. Wadsworth	$30,898	$0	$170,000

Interested Trustee
Richard T. Hale	$0	—	$0

(1)	During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

(2)	Of the amounts payment to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including the Portfolio, have adopted a Retirement Plan for Trustees who are not employees of the Portfolio, the Portfolio’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Portfolio participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October, 1997 and most recently amended and restated as of December 17, 2003 (the “Agreement” or “Advisory Agreement”), each non-money market ProFund, except the OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90% and 0.50%, respectively, of its average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D. who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The Board last approved the Advisory Agreement at meetings held on September 24, 2003 and December 17, 2003. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the ProFunds, the Board requested information, provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year ended December 31; (v) information regarding advisory fees earned versus advisory fees waived for the past three fiscal years and the most recent six-month fiscal period ended June 30; (vi) performance correlation analysis showing how each Fund performed versus its benchmark index for the prior fiscal year ended December 31 and the most recent six-month fiscal period ended June 30; (vii) detailed comparative industry fee data; and (viii) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each ProFund’s compliance with regulatory requirements and Trust procedures.

The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies;

•	The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds and the ProFunds’ historic performance, including the success of the ProFunds in tracking benchmarks and achieving stated investment objectives;

•	The Advisor’s entrepreneurial commitment to the management of the ProFunds and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisor’s assets to the successful operation of the ProFunds;

•	The Advisor’s representations regarding its staffing and capabilities to manage the ProFunds, including the retention of personnel with relevant portfolio management experience; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

Because the objective of the ProFunds is to seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark, the Trustees, including the Independent Trustees, paid particular attention to information they had received relating to the correlation of each Fund to its benchmark. In this connection, the Trustees, including the Independent Trustees, considered the mathematical effect of compounding on the daily correlations, the portfolio management challenges posed by the cash flows in and out of the Funds, and ProFunds Advisors’ success in using swaps, futures and other sophisticated portfolio instruments to meet the challenges posed by those cash flows. The Trustees also considered steps taken by ProFunds Advisors to minimize commissions and other trading costs for portfolio transactions as a way of seeking to maximize the daily correlation of each Fund to its benchmark. In the case of Funds whose benchmark is a multiple of an index, the Trustees also took into account the heightened challenges posed by the need to calibrate and adjust market exposures for those Funds. The Trustees concluded that the correlations achieved by the ProFunds were consistent with the expectations of the Board and the shareholders. This was a material factor in the decision of the Trustees, including the Independent Trustees, to reapprove the advisory contracts for all ProFunds that would otherwise have expired.

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the each ProFund and its shareholders.

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and ProFund Advisors under which ProFund Advisors serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and ProFund Advisers directly invests the assets of Money Market ProFund.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds:

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$225,673	-0-	$446,581	-0-	$722,866	-0-
Mid-Cap ProFund	3,136	3,136	72,748	40,198	364,523	-0-
Small-Cap ProFund	24,422	-0-	138,533	5,028	956,961	-0-
OTC ProFund	51,745	25,233	157,606	-0-	747,046	-0-
Large-Cap Value ProFund	N/A	N/A	57,126	-0-	133,172	17,795
Large-Cap Growth ProFund	N/A	N/A	47,065	-0-	230,875	-0-
Mid-Cap Value ProFund	12,941	8,797	128,704	16,115	263,334	-0-
Mid-Cap Growth ProFund	20,637	-0-	38,002	33,622	68,480	13,253
Small-Cap Value ProFund	32,481	-0-	252,240	7,731	370,574	-0-
Small-Cap Growth ProFund	8,736	8,736	55,223	34,520	257,352	-0-
Europe 30 ProFund	44,369	44,369	33,027	15,576	79,920	-0-
UltraBull ProFund	777,346	-0-	531,275	-0-	714,047	-0-
UltraMid-Cap ProFund	299,678	-0-	281,589	38,138	197,846	-0-
UltraSmall-Cap ProFund	311,616	20,996	339,984	-0-	622,930	-0-
UltraDow 30 ProFund	N/A	N/A	16,274	9,353	93,534	-0-
UltraOTC ProFund	2,888,714	-0-	1,849,647	-0-	2,316,567	-0-
UltraJapan ProFund	50,838	20,194	88,212	32,276	229,388	-0-
Bear ProFund	114,121	-0-	304,545	-0-	416,787	-0-
Short Small-Cap ProFund	N/A	N/A	364,165	-0-	375,613	-0-
Short OTC ProFund	N/A	N/A	40,066	7,838	161,524	-0-
UltraBear ProFund	369,832	-0-	855,202	-0-	1,078,002	-0-
UltraShort OTC ProFund	481,769	-0-	973,472	-0-	1,043,499	-0-
Banks UltraSector ProFund	3,045	3,045	27,944	27,944	10,232	10,232
Basic Materials UltraSector ProFund	2,365	2,365	26,206	26,206	36,288	11,795
Biotechnology UltraSector ProFund	54,966	36,038	48,469	39,209	90,247	-0-
Oil & Gas UltraSector ProFund	44,879	38,671	36,590	26,404	51,633	7,996
Financials UltraSector ProFund	76,852	41,687	36,842	27,661	40,806	14,455
Health Care UltraSector ProFund	41,504	26,258	24,272	24,272	17,578	17,578
Internet UltraSector ProFund	19,424	19,424	55,066	17,183	193,563	-0-
Pharmaceuticals UltraSector ProFund	44,741	13,619	26,178	26,178	34,814	9,769
Precious Metals UltraSector ProFund	N/A	N/A	28,126	17,705	256,498	-0-
Real Estate UltraSector ProFund	103,772	-0-	61,354	19,545	102,405	-0-
Semiconductor UltraSector ProFund	40,688	40,688	53,830	26,048	170,863	-0-
Technology UltraSector ProFund	34,782	34,782	40,659	24,931	48,596	13,191
Telecommunications UltraSector ProFund	19,509	19,509	20,358	15,152	14,845	14,845
Utilities UltraSector ProFund	12,717	12,717	33,114	18,545	56,756	14,023
Mobile Telecommunications UltraSector ProFund	21,820	21,820	28,535	11,098	44,033	9,941
U.S. Government Plus ProFund	N/A	N/A	17,825	9,164	63,576	-0-
Rising Rates Opportunity ProFund	N/A	N/A	42,553	-0-	961,443	-0-

Any ProFund, other than the Money Market ProFund, not appearing in the chart above had not commenced operations as of December 31, 2003.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through December 31, 2004 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.49%	2.49%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.77%	2.77%
Large-Cap Growth ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.79%	2.79%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.55%	2.55%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.58%	2.58%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.75%	2.75%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.79%	2.79%
UltraBear ProFund	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.95%	2.95%
Basic Materials UltraSector ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.95%	2.95%
Consumer Services UltraSector ProFund	1.95%	2.95%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Financials UltraSector ProFund	1.95%	2.95%
Health Care UltraSector ProFund	1.95%	2.95%
Industrials UltraSector ProFund	1.95%	2.95%
Internet UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.95%	2.95%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.95%	2.95%
Telecommunications UltraSector ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.95%	2.95%
Mobile Telecommunications UltraSector ProFund	1.95%	2.95%
U.S. Government Plus ProFund	1.29%	2.29%
Rising Rates Opportunity ProFund	1.95%	2.95%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

DEUTSCHE ASSET MANAGEMENT, INC.

Under the terms of an investment advisory agreement (the “Advisory Agreement”) between the Portfolio and DeAM, DeAM currently manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. The Money Market ProFund pays DeAM a fee at an annualized rate of 0.15% of its average daily net assets. DeAM will: (i) act in strict conformity with the Portfolio’s Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio’s and/or Money Market ProFund’s investment objectives, restrictions and policies, as stated herein and in the Prospectus; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio. The Board last approved the Advisory Agreement at a meeting held on August 21, 2003. As provided for under the terms of the Advisory Agreement, DeAM may, with the approval of the Portfolio’s Board of Trustees, appoint investment sub-advisers, including sub-advisers that are affiliates of DeAM, to manage the assets of the Portfolio.

DeAM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio’s investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. DeAM may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by DeAM with brokers, dealers and other financial intermediaries that it selects, including those affiliated with DeAM A DeAM affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if DeAM believes that the affiliate’s charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which DeAM or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of DeAM

DeAM bears all expenses in connection with the performance of services under the Advisory Agreement. DeAM may pay, out of its own assets and at no cost to the Portfolio, monies to assist in marketing the Money Market ProFund and may pay amounts to financial intermediaries (including ProFund Advisors or another service provider to the Money Market ProFund), in connection with the provision of administrative and/or distribution services on behalf of the Portfolio.

For the fiscal years ended December 31, 2002 and 2003, DeAM earned $ 16,015,555 and $ 18,100,274, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, DeAM voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $ 2,513,697 and $ 3,255,628, respectively. For the fiscal year ended December 31, 2001, Banker’s Trust, the investment advisor to the Portfolio prior to DeAM, earned $14,288,809 in compensation for investment advisory services provided to the Portfolio. During the same period, Bankers Trust, reimbursed $2,046,136 to the Portfolio to cover expenses.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DeAM, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DeAM, or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and among the leading dealers of various types of such obligations. DeAM has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of DeAM, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM or any such affiliate.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds . There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The Codes are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Effective August 31, 2004, information on how the ProFunds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

The Trust, as of January 1, 2004, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.05% of aggregate average monthly net assets of $0 to $2 billion to 0.02% of aggregate average monthly net assets of $10 billion and over, on an annual basis.

For the fiscal years ended December 31, 2001, 2002 and 2003, BISYS, as Administrator, was paid administration fees in the following amounts for each of the ProFunds:

	ADMINISTRATION FEES FYE 12/31
	2001	2002	2003
Bull ProFund	$16,430	$30,715	$45,873
Mid-Cap ProFund	56	4,730	22,675
Small-Cap ProFund	692	8,425	59,744
OTC ProFund	4,108	11,392	51,305
Large-Cap Value ProFund	N/A	N/A	6,502
Large-Cap Growth ProFund	N/A	N/A	12,735
Mid-Cap Value ProFund	189	8,405	16,227
Mid-Cap Growth ProFund	552	2,403	4,307
Small-Cap Value ProFund	881	15,128	23,099
Small-Cap Growth ProFund	232	3,427	16,428
Europe 30 ProFund	2,854	2,305	5,070
UltraBull ProFund	58,087	37,403	45,260
UltraMid-Cap ProFund	22,165	19,866	12,425
UltraSmall-Cap ProFund	22,636	23,832	38,921
UltraDow 30 ProFund	N/A	521	5,886
UltraOTC ProFund	209,784	130,035	146,365
UltraJapan ProFund	3,135	5,208	11,876
Bear ProFund	8,461	21,430	26,899
Short Small-Cap ProFund	N/A	11,062	24,280
Short OTC ProFund	N/A	1,612	10,466
UltraBear ProFund	27,620	60,672	69,113
UltraShort OTC ProFund	35,887	69,246	66,392
Banks UltraSector ProFund	63	1,825	645
Basic Materials UltraSector ProFund	53	1,744	2,250
Biotechnology UltraSector ProFund	3,939	3,425	5,728
Oil & GasUltraSector ProFund	3,274	2,574	3,225
Financials UltraSector ProFund	5,581	2,601	2,583
Health Care UltraSector ProFund	2,974	1,723	1,115

	ADMINISTRATION FEES FYE 12/31
	2001	2002	2003
Internet UltraSector ProFund	1,397	3,789	12,121
Pharmaceuticals UltraSector ProFund	3,187	1,835	2,200
Precious Metals UltraSector ProFund	N/A	1,150	16,114
Real Estate UltraSector ProFund	7,559	4,352	6,442
Semiconductor UltraSector ProFund	2,979	3,766	10,628
Technology UltraSector ProFund	2,517	2,851	3,068
Telecommunications UltraSector ProFund	1,442	1,400	943
Utilities UltraSector ProFund	911	2,303	3,585
Mobile Teleommunications UltraSector ProFund	1,615	1,952	2,798
U.S. Government Plus ProFund	N/A	1,178	6,033
Rising Rates Opportunity ProFund	N/A	2,001	59,816
Money Market ProFund	207,693	190,030	183,494

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust, as of January 1, 2004, pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.10% of average monthly net assets up to $1 billion to 0.0075% of average monthly net assets in excess of $5 billion, on an annual basis. Fees paid were subject to certain minimums.

For the fiscal years ended December 31, 2001, 2002 and 2003, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

	FUND ACCOUNTING FEES FYE 12/31
	2001	2002	2003
Bull ProFund	$29,161	$60,084	$76,366
Mid-Cap ProFund	82	9,075	33,690
Small-Cap ProFund	1,012	16,068	90,826
OTC ProFund	6,947	22,442	89,749
Large-Cap Value ProFund	N/A	N/A	11,160
Large-Cap Growth ProFund	N/A	N/A	23,921
Mid-Cap Value ProFund	276	15,206	22,694
Mid-Cap Growth ProFund	807	4,756	6,837
Small-Cap Value ProFund	1,288	26,608	34,855
Small-Cap Growth ProFund	340	6,733	28,208
Europe 30 ProFund	4,716	4,401	8,443
UltraBull ProFund	99,073	71,004	74,608
UltraMid-Cap ProFund	37,807	36,960	19,445
UltraSmall-Cap ProFund	40,096	43,727	59,111
UltraDow 30 ProFund	N/A	1,046	9,319
UltraOTC ProFund	358,854	240,366	236,146
UltraJapan ProFund	5,103	9,824	17,519
Bear ProFund	14,218	41,591	48,824
Short Small-Cap ProFund	N/A	22,929	44,419
Short OTC ProFund	N/A	3,238	19,335
UltraBear ProFund	47,117	120,880	121,627
UltraShort OTC ProFund	61,298	133,004	113,588
Banks UltraSector ProFund	92	3,417	1,035
Basic Materials UltraSector ProFund	77	3,251	3,245
Biotechnology UltraSector ProFund	6,745	6,628	9,568
Oil & Gas UltraSector ProFund	5,738	4,719	4,866

	FUND ACCOUNTING FEES FYE 12/31
	2001	2002	2003
Financials UltraSector ProFund	9,771	4,825	4,247
Health Care UltraSector ProFund	5,419	3,458	1,856
Internet UltraSector ProFund	2,339	7,234	18,745
Pharmaceuticals UltraSector ProFund	5,581	3,496	3,603
Precious Metals UltraSector ProFund	N/A	2,301	25,243
Real Estate UltraSector ProFund	13,035	8,211	10,226
Semiconductor UltraSector ProFund	5,150	6,972	15,716
Technology UltraSector ProFund	4,266	5,280	4,947
Telecommunications UltraSector ProFund	2,483	2,743	1,590
Utilities UltraSector ProFund	1,770	4,211	5,832
Telecommunications UltraSector ProFund	2,702	3,826	4,715
U.S. Government Plus ProFund	N/A	2,393	9,919
Rising Rates Opportunity ProFund	N/A	4,016	89,120
Money Market ProFund	-0-	-0-	-0-

Any ProFund not appearing in the charts above had not commenced operations as of December 31, 2003.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on a ProFund’s behalf. Each ProFund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at a ProFund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the ProFund.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include but are not limited to negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing; and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets for all non-money market ProFunds and 0.35% of its average daily net assets for Money Market ProFund.

If the Trust’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors for client support and administrative services under the Management Services Agreement shall be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

	MANAGEMENT SERVICES FEES FYE 12/31
	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$45,135	$39,982	$89,317	-0-	$144,574	-0-
Mid-Cap ProFund	627	627	14,550	8,040	72,905	-0-
Small-Cap ProFund	4,884	-0-	27,707	1,006	191,393	-0-
OTC ProFund	11,088	11,088	33,773	-0-	160,082	-0-
Large-Cap Value ProFund	N/A	N/A	11,425	-0-	26,634	3,559
Large-Cap Growth ProFund	N/A	N/A	9,413	-0-	46,175	-0-
Mid-Cap Value ProFund	2,588	2,588	25,741	3,223	52,667	-0-
Mid-Cap Growth ProFund	4,127	-0-	7,601	6,724	13,696	2,651
Small-Cap Value ProFund	6,496	2,282	50,448	1,546	74,115	-0-
Small-Cap Growth ProFund	1,747	1,747	11,045	6,904	51,471	-0-
Europe 30 ProFund	7,568	7,568	6,605	3,115	15,984	-0-
UltraBull ProFund	155,470	-0-	106,255	-0-	142,810	-0-
UltraMid-Cap ProFund	59,936	47,269	56,318	7,628	39,569	-0-
UltraSmall-Cap ProFund	62,324	62,324	67,997	-0-	124,587	-0-
UltraDow 30 ProFund	N/A	N/A	3,255	1,871	18,707	-0-
UltraOTC ProFund	577,746	-0-	369,931	-0-	463,316	-0-
UltraJapan ProFund	8,473	8,473	14,702	5,379	38,232	-0-
Bear ProFund	22,824	12,767	60,909	-0-	83,358	-0-
Short Small-Cap ProFund	N/A	N/A	72,834	-0-	75,123	-0-
Short OTC ProFund	N/A	N/A	8,013	1,568	32,305	-0-
UltraBear ProFund	73,967	-0-	171,041	-0-	215,601	-0-
UltraShort OTC ProFund	96,354	-0-	194,695	-0-	208,701	-0-
Banks UltraSector ProFund	609	609	5,589	5,589	2,047	2,047
Basic Materials UltraSector ProFund	473	473	5,241	5,241	7,258	2,359
Biotechnology UltraSector ProFund	10,993	10,993	9,694	7,842	18,049	-0-
Oil & Gas UltraSector ProFund	8,976	8,976	7,318	5,281	10,327	1,599
Financials UltraSector ProFund	15,370	15,370	7,368	5,532	8,161	2,891
Health Care UltraSector ProFund	8,301	8,301	4,854	4,854	3,516	3,516
Internet UltraSector ProFund	3,885	3,885	11,013	3,437	38,713	-0-
Pharmaceuticals UltraSector ProFund	8,948	8,948	5,236	5,236	6,963	1,954
Precious Metals UltraSector ProFund	N/A	N/A	5,625	3,541	51,300	-0-
Real Estate UltraSector ProFund	20,754	5,602	12,271	3,909	20,481	-0-
Semiconductor UltraSector ProFund	8,138	8,138	10,766	5,210	34,173	-0-
Technology UltraSector ProFund	6,956	6,956	8,132	4,986	9,719	2,638
Telecommunications UltraSector ProFund	3,902	3,902	4,072	3,030	2,969	2,969
Utilities UltraSector ProFund	2,543	2,543	6,623	3,709	11,351	2,805
Mobile Telcommunications UltraSector ProFund	4,364	4,364	5,707	2,220	8,807	1,988
U.S. Government Plus ProFund	N/A	N/A	5,348	2,749	19,073	-0-
Rising Rates Opportunity ProFund	N/A	N/A	8,511	-0-	192,289	-0-
Money Market ProFund	1,909,382	-0-	1,807,726	-0-	1,871,238	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through December 31, 2004 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.49%	2.49%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.77%	2.77%
Large-Cap Growth ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.79%	2.79%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.55%	2.55%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.58%	2.58%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.75%	2.75%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.79%	2.79%
UltraBear ProFund	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.95%	2.95%
Basic Materials UltraSector ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.95%	2.95%
Consumer Services UltraSector ProFund	1.95%	2.95%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Financials UltraSector ProFund	1.95%	2.95%
Health Care UltraSector ProFund	1.95%	2.95%
Industrials UltraSector ProFund	1.95%	2.95%
Internet UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.95%	2.95%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.95%	2.95%
Telecommunications UltraSector ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.95%	2.95%
Mobile Telecommunications UltraSector ProFund	1.95%	2.95%
U.S. Government Plus ProFund	1.29%	2.29%
Rising Rates Opportunity ProFund	1.95%	2.95%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

Investment Company Capital Corp (“ICCC” or the “Administrator”), an affiliate of DeAM at One South Street, Baltimore, Maryland 21201, serves as the administrator to the Portfolio in which the Money Market Profund invests all of its assets. Prior to July 1, 2001, Deutsche Bank Trust Company Americas (“DBT Co.”) served as the administrator. Under the Administration Agreement with the Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provide for the Portfolio to pay ICCC a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio’s average daily net assets. Under the Administration Agreement, ICCC may delegate one or more of its responsibilities to others at ICCC’s expense. ICCC has delegated certain responsibilities to Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Portfolio’s advisor. SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. SFAC hired State Street Bank and Trust Company as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement.

Under the Administration Agreement, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration for the Portfolio. ICCC will generally assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio’s Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal years ended December 31, 2002 and 2003, ICCC earned $5,337,022 and $5,998,410, respectively, as compensation for administrative and other services provided to the Portfolio. For the period July 1, 2001 through December 31, 2001, ICCC earned $2,511,797 as compensation for administrative and other services provided to the Portfolio. For the period January 1, 2001 through June 30, 2001, DBT Co. earned $2,251,139 as compensation for administrative and other services provided to the Portfolio.

CUSTODIANS

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, acts as custodian to the Portfolio.

For each of the ProFunds, the applicable custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, each custodian receives an asset-based fee.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, MA 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states and the District of Columbia and offers shares of ProFunds on a continuous basis. ProFunds Distributors, Inc.

receives no compensation from the ProFunds for serving as distributor, other than amounts received pursuant to the Distribution and Shareholder Service (12b-1) Plan. ProFunds Distributors, Inc.’s address is 100 Summer Street, Suite 1500, Boston, MA 02110.

DISTRIBUTION AND SERVICE (12b-1) PLAN

The Board of Trustees has approved a Distribution and Service Plan under which each ProFund may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services. Under the Distribution and Service Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

On October 23, 2002, the Board of Trustees determined that, in light of market conditions (including the historically low Federal Funds rate) it was in the best interests of the Money Market ProFund to reduce the accrual under the Distribution and Service Plan for the Money Market ProFund by up to 1.00% (“Accrual Reduction”) until further notice. The Advisor, ProFunds Distributors, Inc., other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Plan.

The Distribution and Service Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution and Service Plan in connection with their annual consideration of the Distribution and Service Plan’s renewal. The Distribution and Service Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of ProFunds Distributors, Inc., securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Distribution and Service Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or the related Distribution and Service Agreements. All material amendments of the Distribution and Service Plan must also be approved by the Trustees in the manner described above. The Distribution and Service Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of the affected ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of the affected ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the ProFunds and holders of Service Class Shares of the ProFunds. In the Trustees’ quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended December 31, 2003, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

			PLAN FEES FYE 12/31/03
	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel, Underwriters, and Broker-Dealers	Interest, Carrying, or Other Financing Charges	Other	Approximate Total Amount Spent With Respect to Each Fund
Bull ProFund	$0	$0	$88,908	$0	$0	$88,908
Mid-Cap ProFund	0	0	69,954	0	0	69,954
Small-Cap ProFund	0	0	158,834	0	0	158,834
OTC ProFund	0	0	149,265	0	0	149,265
Large-Cap Value ProFund	0	0	16,380	0	0	16,380
Large-Cap Growth ProFund	0	0	11,857	0	0	11,857
Mid-Cap Value ProFund	0	0	31,658	0	0	31,658
Mid-Cap Growth ProFund	0	0	28,382	0	0	28,382
Small-Cap Value ProFund	0	0	59,407	0	0	59,407
Small-Cap Growth ProFund	0	0	60,905	0	0	60,905
Europe 30 ProFund	0	0	38,722	0	0	38,722
UltraBull ProFund	0	0	85,925	0	0	85,925
UltraMid-Cap ProFund	0	0	33,852	0	0	33,852
UltraSmall-Cap ProFund	0	0	99,096	0	0	99,096
UltraDow 30 ProFund	0	0	21,613	0	0	21,613
UltraOTC ProFund	0	0	206,293	0	0	206,293
UltraJapan ProFund	0	0	23,832	0	0	23,832
Bear ProFund	0	0	99,541	0	0	99,541
Short Small-Cap ProFund	0	0	71,131	0	0	71,131
Short OTC ProFund	0	0	55,682	0	0	55,682
UltraBear ProFund	0	0	105,491	0	0	105,491
UltraShort OTC ProFund	0	0	78,219	0	0	78,219
Banks UltraSector ProFund	0	0	3,681	0	0	3,681
Basic Materials UltraSector ProFund	0	0	6,893	0	0	6,893
Biotechnology UltraSector ProFund	0	0	29,352	0	0	29,352
Oil & GasEnergy UltraSector ProFund	0	0	8,797	0	0	8,797
Financials UltraSector ProFund	0	0	19,270	0	0	19,270
Health Care UltraSector ProFund	0	0	4,064	0	0	4,064
Internet UltraSector ProFund	0	0	37,220	0	0	37,220
Pharmaceuticals UltraSector ProFund	0	0	10,271	0	0	10,271
Precious Metals UltraSector ProFund	0	0	21,573	0	0	21,573
Real Estate UltraSector ProFund	0	0	60,525	0	0	60,525
Semiconductor UltraSector ProFund	0	0	36,699	0	0	36,699
Technology UltraSector ProFund	0	0	6,404	0	0	6,404
Telecommunications UltraSector ProFund	0	0	3,670	0	0	3,670
Utilities UltraSector ProFund	0	0	23,343	0	0	23,343
Mobile Telecommunications UltraSector ProFund	0	0	10,257	0	0	10,257
U.S. Government Plus ProFund	0	0	52,245	0	0	52,245
Rising Rates Opportunity ProFund	0	0	158,690	0	0	158,690
Money Market ProFund	0	0	363,004	0	0	363,004

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees that might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly on account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2001, 2002 and 2003, each ProFund listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES FYE 12/31
	2001	2002	2003
Bull ProFund	$21,177	$93,217	$207,209
Mid-Cap ProFund	299	13,723	148,664
Small-Cap ProFund	4,377	14,142	327,192
OTC ProFund	1,088	51,648	192,179
Large-Cap Value ProFund	N/A	15,331	34,391
Large-Cap Growth ProFund	N/A	12,500	83,784
Mid-Cap Value ProFund	314	10,259	80,779
Mid-Cap Growth ProFund	379	2,569	11,778
Small-Cap Value ProFund	1,791	21,721	111,675
Small-Cap Growth ProFund	1,050	13,308	76,140
Europe 30 ProFund	1,002	5,396	6,780
UltraBull ProFund	51,591	73,900	176,266
UltraMid-Cap ProFund	31,042	32,584	30,281
UltraSmall-Cap ProFund	24,035	20,931	123,210
UltraDow 30 ProFund	N/A	2,008	19,263
UltraOTC ProFund	314,376	334,122	562,582
UltraJapan ProFund	2,260	18,043	48,714
Bear ProFund	8,724	61,718	106,667
Short Small-Cap ProFund	N/A	60,398	93,436
Short OTC ProFund	N/A	2,377	24,519
UltraBear ProFund	35,469	163,195	264,294
UltraShort OTC ProFund	65,108	196,942	247,947
Banks UltraSector ProFund	125	2,213	1,399
Basic Materials UltraSector ProFund	127	1,837	5,041

	ADMINISTRATIVE SERVICE FEES FYE 12/31
	2001	2002	2003
Biotechnology UltraSector ProFund	8,837	6,077	14,414
Oil & Gas UltraSector ProFund	3,757	4,688	5,884
Financials UltraSector ProFund	6,839	5,255	3,182
Health Care UltraSector ProFund	8,707	4,726	3,827
Internet UltraSector ProFund	2,107	5,080	35,799
Pharmaceuticals UltraSector ProFund	11,900	4,282	5,540
Precious Metals UltraSector ProFund	N/A	1,818	54,833
Real Estate UltraSector ProFund	4,830	3,138	8,885
Semiconductor UltraSector ProFund	3,653	9,357	28,268
Technology UltraSector ProFund	2,381	4,338	5,836
Telecommunications UltraSector ProFund	1,206	2,379	2,350
Utilities UltraSector ProFund	694	3,421	8,295
Mobile Telecommunications UltraSector ProFund	1,392	2,516	6,395
U.S. Government Plus ProFund	N/A	-0-	7,495
Rising Rates Opportunity ProFund	N/A	-0-	318,048
Money Market ProFund	8,428	8,423	19,183

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor paid, out of its own resources, $80,392, $109,213 and $219,309 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, brokerage and transaction fees, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Class Shares and the Investor Class Shares.

All shares of the ProFunds are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 1, 2004, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof) except as set forth below (ProFunds are listed in alphabetical order):

Fund/Class	Total Shares	Percent
BANKS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	10,214.238	19.42%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	9,141.869	17.38%

RICHARD EUGENE MCCAMAN 1331 E NUTWOOD AVE FULLERTON CA 92831	2,941.433	5.59%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	2,676.471	5.09%

BANKS-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	30,518.752	84.14%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	2,688.481	7.41%

BASIC MATERIALS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	58,060.26	23.32%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	31,917.679	12.82%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	27,038.155	10.86%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	25,237.861	10.14%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	22,652.698	9.10%

BASIC MATERIALS-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	21,529.961	57.52%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	2,771.757	7.40%

BEAR-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	255,874.201	41.68%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	91,407.449	14.89%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	32,305.056	5.26%

MESIROW FINANCIAL INC 350 NORTH CLARK STREET CHICAGO IL 606104796	30,873.725	5.03%

BEAR-SVC

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	79,387.746	59.46%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	24,512.69	18.36%

BIOTECHNOLOGY-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	63,832.421	24.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	45,543.616	17.76%

NATIONAL INVESTOR SERVICES FBO 55 WATER STREET 32ND FLOOR NY NY 10041 999	31,701.346	12.36%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	26,310.908	10.26%

BIOTECHNOLOGY-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 00573 DENVER CO 802173736	7,488.454	25.49%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4,166.503	14.18%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	3,490.538	11.88%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	2,882.245	9.81%

FIRST CLEARING, LLC RIVERFRONT PLAZA (WEST TOWER) 901 EAST BYRD STREET RICHMOND VA 23219	2,138.459	7.28%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	1,776.664	6.05%

BULL-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	73,424.979	14.61%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	64,027.618	12.74%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	60,439.923	12.03%

BULL-SVC

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	20,646.406	11.54%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	13,464.828	7.53%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	12,523.263	7.00%

CONSUMER GOODS-INV

CHARLES SCHWAB AND CO INC SPECIAL C OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	11,114.722	31.11%

THOMAS N CANFIELD 6619 KINSMAN RD PITTSBURGH PA 152171310	10,117.453	28.32%

HUTTON ENTERPRISES INC 38 SOUTH JUDD STREET HONOLULU HI 96817	6,188.733	17.32%

JERRY G FAWBUSH 13111 MADDEN ROAD CHURUBUSCO IN 467239000	2,437.439	6.82%

CONSUMER GOODS-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	1,194.173	80.11%

ERICH P WEBER 4217 LOWER PARK DR FAIRFAX VA 22030	89.301	5.99%

CONSUMER SERVICES-INV

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	61,843.241	51.25%

JOHN D GENTIS 263 AVALON AVE LAUDERDALE BY THE SEA FL 33308	6,593.401	5.46%

GEORGE F HUTTON GEORGE F HUTTON REVOCABLE LIVING TRUST 38 SOUTH JUDD STREET HONOLULU HI 96817	6,279.435	5.20%

CONSUMER SERVICES-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	5,737.643	30.57%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	2,234.176	11.90%

CHRISTIANE COOK 1234 EMERSON ST PALO ALTO CA 94301	1,273.437	6.78%

MICHAEL A BERNARD CAROL M SNOW-BERNARD 3760 S VISTA PL CHANDLER AZ 852485110	972.41	5.18%

OIL & GAS-INV

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	290,101.052	29.89%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	244,327.527	25.17%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	83,256.015	8.58%

OIL & GAS-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	101,860.39	25.10%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	94,383.792	23.26%

FTC & CO PO BOX 173736 ATTN DATALYNX 00573 DENVER CO 802173736	57,719.941	14.22%

EUROPE 30-INV

RSBCO 107 N TRENTON ST RUSTON LA 71273	327,630.804	42.96%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	86,075.59	11.29%

EUROPE 30-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	188,510.91	87.58%

FINANCIALS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	183,086.034	33.49%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	139,028.332	25.43%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	27,433.756	5.02%

FINANCIALS-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	53,717.349	37.05%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	50,221.413	34.64%

HEALTH CARE-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	55,280.373	13.19%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	26,933.211	6.43%

HEALTH CARE-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	14,258.549	8.01%

INDUSTRIAL-INV

STEVEN N BERMAN MARYANN BERMAN 156 SHEPHERD LN ROSLYN HEIGHTS NY 11577	17,478.647	57.86%

MARYANN BERMAN 156 SHEPHERD LANE ROSLYN HEIGHTS NY 11577	6,324.218	20.93%

PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	3,736.802	12.37%

INDUSTRIAL-SVC

ELIZABETH TURBYFILL 1916 SPRINGDALE AVE CHARLOTTE NC 282035326	211.356	15.07%

ERIC L MENKEN 170 RIMER RD SALISBURY NC 28146	146.533	10.45%

JOHN W FREEZE 5813 STRATFORD CT HARRISBURG NC 28075	139.324	9.94%

JANELL SEFRIED 557 JESSE JAMES DR SAN JOSE CA 95123	96.376	6.87%

MARGARET B KELLER 1016 VALLEY STREET KANNAPOLIS NC 28081	90.622	6.46%

ANDRA LILLY 20355 CHRISTOFLE DRIVE CORNELIUS NC 28031	90.282	6.44%

JOE D HUTCHINSON 5205 WHISPERWOOD PL CHARLOTTE NC 28226	78.452	5.59%

INTERNET-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	193,953.022	27.07%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	71,932.647	10.04%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	69,012.055	9.63%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	38,856.969	5.42%

INTERNET-SVC

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	7,661.385	20.35%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	6,365.396	16.91%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	5,688.418	15.11%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5,459.217	14.50%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	4,253.499	11.30%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	3,600.593	9.56%

LARGE-CAP GROWTH-INV

TRUST COMPANY OF AMERICA 32 7103 S REVERE PKY ENGLEWOOD CO 80112	35,790.821	42.30%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	14,701.842	17.38%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	11,244.532	13.29%

LAGRANGE LANDSCAPE & MAINTENANCE INC PROFIT SHARING PLAN PO BOX 2267 ATTN JAN EVANS LAGRANGE GA 30241	4,676.243	5.53%

LARGE-CAP GROWTH-SVC

ROBERT E SHANAHAN 1405 SQUIRE LANE CUMMING GA 300416746	4,058.359	6.56%

WILLIAM E BARRY 12 COACHMAN LANE METHUEN MA 01844	3,671.563	5.94%

LARGE-CAP VALUE-INV

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	180,428.965	53.20%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	51,335.02	15.14%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	36,112.399	10.65%

MESIROW FINANCIAL INC 350 NORTH CLARK STREET CHICAGO IL 606104796	24,912.805	7.35%

LARGE-CAP VALUE-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	214,493.638	83.36%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE NO 004 DENVER CO 802173736	31,845.07	12.38%

MID-CAP GROWTH-INV

RSBCO 107 N TRENTON ST RUSTON LA 71273	141,039.675	33.69%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	139,886.503	33.41%

MESIROW FINANCIAL INC 350 NORTH CLARK STREET CHICAGO IL 606104796	65,892.813	15.74%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	28,401.548	6.78%

MID-CAP GROWTH-SVC

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	28,138.997	42.32%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	26,188.782	39.38%

MILLENNIUM TRUST COMPANY LLC FUNDS 966 820 JORIE BLVD OAK BROOK IL 605232284	7,747.678	11.65%

MID-CAP VALUE-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	492,612.769	23.12%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	250,094.24	11.74%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	192,559.768	9.04%

RSBCO 107 N TRENTON ST RUSTON LA 71273	124,986.033	5.86%

MID-CAP VALUE-SVC

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	116,800.06	30.40%

RESOURCES TRUST CO PO BOX 5900 DENVER CO 80217	57,062.79	14.85%

IRA I BIGMAN 6310 NW 24TH ST BOCA RATON FL 334344316	19,612.968	5.11%

MID-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	2,467,081.692	71.89%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	51,3627.393	14.97%

MID-CAP-SVC

TRUST COMPANY OF AMERICA 75 7103 S REVERE PKY ENGLEWOOD CO 80112	117,613.074	42.84%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	98,501.479	35.87%

MONEY MARKET-INV

PAUL M PRUSKY STEVEN G PRUSKY 25 EAST ATHENS AVE ARDMORE PA 19003	26,107,424.052	6.27%

MFI PARTNERS 25 E ATHENS AVE ARDMORE PA 19003	23,284,814.17	5.59%

MONEY MARKET-SVC

TRUST COMPANY OF AMERICA 75 PO BOX 6503 ENGLEWOOD CO 80155	184,411,563.657	76.14%

OTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	375,710.905	22.60%

OTC-SVC

RESOURCES TRUST CO PO BOX 5900 DENVER CO 80217	24,013.993	35.42%

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	18,701.41	27.59%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	3,787.407	5.59%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	3,610.398	5.33%

PHARMACEUTICALS-INV

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	202,367.51	31.12%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	166,515.968	25.61%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	79,149.469	12.17%

PHARMACEUTICALS-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	66,918.012	27.19%

PRECIOUS METALS-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	438,315.834	28.88%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	300,561.484	19.80%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	137,968.167	9.09%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	79,659.368	5.25%

PRECIOUS METALS-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	11,099.44	13.06%

TRUST COMPANY OF AMERICA 154 PO BOX 6503 ENGLEWOOD CO 80155	9,887.928	11.64%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	7,764.572	9.14%

FTC & CO PO BOX 173736 ATTN DATALYNX 00573 DENVER CO 802173736	6,648.632	7.83%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	5,780.326	6.80%

REAL ESTATE-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	814,078.424	18.03%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	808,659.007	17.91%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	639,560.45	14.17%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	544,140.945	12.05%

REAL ESTATE-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1,027,069.994	56.22%

TRUST COMPANY OF AMERICA 98 PO BOX 6503 ENGLEWOOD CO 80155	197,538.115	10.81%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	195,256.277	10.69%

RISING RATES-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	6,341,131.729	39.02%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	3,071,645.618	18.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	1,905,115.516	11.72%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	853,766.483	5.25%

RISING RATES-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	265,297.132	21.45%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	217,608.444	17.60%

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	174,556.822	14.12%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	113,162.619	9.15%

SEMICONDUCTOR-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	455,677.209	30.57%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	298,667.603	20.03%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	100,581.822	6.75%

SCOTTRADE INC FBO DAVID GOYKHMAN COVERDELL ESA P O BOX 31759 ST LOUIS MO 631310759	75,251.669	5.05%

SEMICONDUCTOR-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	35,427.958	27.45%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	31,683.81	24.55%

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	16,529.291	12.81%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	11,882.369	9.21%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	8,646.341	6.70%

SHORT OTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	201,227.584	30.29%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	151,892.483	22.87%

SHORT OTC-SVC

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	30,411.385	21.25%

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	28,574.235	19.96%

RICHARD L MYEROWITZ 100 WARWICK DRIVE MONROEVILLE PA 15146	11,599.834	8.10%

SHORT SMALL-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1,822,152.183	57.53%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	908,220.042	28.68%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	186,222.37	5.88%

SHORT SMALL-CAP-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	52,550.293	36.74%

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	36,068.147	25.22%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	25,073.944	17.53%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	14,707.538	10.28%

SMALL-CAP GROWTH-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	109,752.792	28.45%

MESIROW FINANCIAL INC 350 NORTH CLARK STREET CHICAGO IL 606104796	95,181.34	24.67%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	43,302.923	11.23%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	40,371.915	10.47%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	21,347.744	5.53%

SMALL-CAP GROWTH-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	14,916.833	11.80%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	14,088.792	11.14%

SMALL-CAP VALUE-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1,103,181.403	38.95%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	502,593.182	17.74%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	298,420.329	10.54%

MESIROW FINANCIAL INC 350 NORTH CLARK STREET CHICAGO IL 606104796	146,530.78	5.17%

SMALL-CAP VALUE-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	490,324.249	59.52%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	171,089.249	20.77%

SMALL-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1,109,423.556	56.35%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	249,280.706	12.66%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	166,239.35	8.44%

SMALL-CAP-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	59,148.26	44.08%

MILLENNIUM TRUST COMPANY LLC FUNDS 966 820 JORIE BLVD OAK BROOK IL 605232284	17,934.915	13.37%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	10,474.295	7.81%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	10,380.316	7.74%

TECHNOLOGY-INV

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	138,243.366	45.77%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	80,446.806	26.63%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	16,440.14	5.44%

TECHNOLOGY-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4,502.176	28.87%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	2,483.981	15.93%

FISERV SECURITIES INC 2005 MARKET STREET SUITE 1200 ONE COMMERCE SQUARE PHILADELPHIA PA 19103	2000	12.82%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	1,742.977	11.18%

SCOTTRADE INC FBO JEFFREY A LEADER P O BOX 31759 ST LOUIS MO 631310759	1,695.987	10.88%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	1,361.668	8.73%

TELECOMMUNICATIONS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	34,632.34	24.52%

NEW AQUARIAN SPECIAL 5 REVERE DR OPPORTUNITIES FUND LLC NORTHBROOK IL 60062	28,105.677	19.90%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	11,032.583	7.81%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	8,750.486	6.20%

TELECOMMUNICATIONS-SVC

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	12,751.106	51.28%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	5,457.625	21.95%

U.S. GOV PLUS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	157,461.103	55.14%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	25,790.98	9.03%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	23,298.719	8.16%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	18,018.312	6.31%

U.S. GOV PLUS-SVC

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	88,261.23	49.73%

ULTRA DOW 30-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	27,5394.296	36.78%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	177,241.924	23.67%

ULTRA DOW 30-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	122,308.697	35.68%

ULTRABEAR-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1,513,411.318	27.97%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	838,715.038	15.50%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	316,698.772	5.85%

MISSOURI HOUSING AUTHORITIES PROPERTY & CASUALTY INC DBA MHAPCI 500 NORTHWEST PLAZA SAINT ANN MO 63074	283,968.662	5.25%

ULTRABEAR-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	92,027.587	27.36%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	68,567.851	20.39%

FISERV SECURITIES INC 2005 MARKET STREET SUITE 1200 ONE COMMERCE SQUARE PHILADELPHIA PA 19103	50,660.874	15.06%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	20,178.731	6.00%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	18,338.178	5.45%

ULTRABULL-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	761,748.52	29.44%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	541,388.761	20.92%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	204,458.46	7.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	158,806.112	6.14%

ULTRABULL-SVC

NATIONAL INVESTOR SERVICES, 55 WATER STREET 32ND FLOOR NY NY 10041 999	56,990.903	19.73%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	46,766.938	16.19%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	39,791.453	13.77%

HARVEY MANES 110 NORTH GATE CIRCLE MELVILLE NY 11747	31,278.653	10.83%

ULTRAJAPAN-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	593,183.888	27.82%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	408,032.096	19.14%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	213,690.933	10.02%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	144,597.407	6.78%

ULTRAJAPAN-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	155,409.316	50.34%

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	67,430.037	21.84%

ULTRAMID-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	842,595.188	27.39%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	698,905.716	22.72%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	276,015.774	8.97%

ULTRAMID-CAP-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	125,091.867	35.33%

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	83,947.878	23.71%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	33,200.342	9.38%

ULTRAOTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	5,466,420.778	25.99%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4,192,988.349	19.94%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	2,690,886.334	12.79%

ULTRAOTC-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	288,673.015	21.45%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	282,250.711	20.97%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	208,323.296	15.48%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	73,163.82	5.44%

ULTRASHORT MID-CAP-INV

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	7,952.4	18.05%

FRANCIS X MELLON 1075 MANNING ST GREAT FALLS VA 22066	6,807.352	15.45%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5,579.582	12.66%

PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	3,866.667	8.78%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	3,553.252	8.06%

PALMER G TIBBETTS 6291 FLEETWOOD CT GREENDALE WI 53129	3,522.354	7.99%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	2,991.035	6.79%

ULTRASHORT MID-CAP-SVC

SHUI YUAN GONG 14 BALMORAL CRESCENT WHITE PLAINS NY 10607	3,366.012	49.04%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	1,692.047	24.65%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	863.237	12.58%

KWEI CHUNG CHENG 41 - 60 MAIN STREET LANDMARK BUILDING NY 090 11355	827.636	12.06%

ULTRASHORT OTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1,911,394.48	24.48%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1,805,964.556	23.13%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	758527.099	9.71%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	418,452.671	5.36%

ULTRASHORT OTC-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	145,424.042	40.15%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	39,689.103	10.96%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	30,608.276	8.45%

FISERV SECURITIES INC 2005 MARKET STREET SUITE 1200 ONE COMMERCE SQUARE PHILADELPHIA PA 19103	24,734.877	6.83%

ULTRASHORT SMALL-CAP-INV

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	541,071.817	43.46%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	401,655.907	32.26%

ULTRASHORT SMALL-CAP-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	9,871.416	36.11%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	3,069.076	11.23%

YI CHEN ZHANG 4300 ATLANTIC AVE BROOKLYN NY 043 11224	2,589.742	9.47%

MAN PING JIN 14 BALMORAL CRESCENT WHITE PLAINS NY 10607	2,181.265	7.98%

WELCO INC 400 KELBY ST ONE PARKER PLAZA 12TH FL FORT LEE NJ 07024	2,120.158	7.76%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1,846.401	6.75%

ULTRASMALL-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	2,407,589.006	25.55%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1,890,353.231	20.06%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	1,022,312.964	10.85%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	517,680.05599999	5.49%

ULTRASMALL-CAP-SVC

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	464,325.665	35.25%

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	122,686.672	9.31%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	115,320.723	8.75%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	78,172.383	5.93%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	74968.703	5.69%

UTILITIES-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	327,291.503	36.17%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	230,519.671	25.47%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	96,639.419	10.68%

UTILITIES-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	101,782.576	35.21%

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	82,647.992	28.59%

MOBILE TELECOMMUNICATIONS-INV

NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NY NY 10041 999	610,897.577	30.92%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	415,871.275	21.05%

SCOTTRADE INC P O BOX 31759 ST LOUIS MO 631310759	213,776.824	10.82%

MOBILE TELECOMMUNICATIONS-SVC

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	186,764.917	39.60%

FTC & CO PO BOX 173736 ATTN DATALYN 175 DENVER CO 802173736	154,360.964	32.73%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	32,026.626	6.79%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the ProFund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

If, in any taxable year, a ProFund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a ProFund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the ProFund failed to qualify as a RIC for a period greater than one taxable year, the ProFund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the ProFund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In addition, the tax treatment of a payment made or received on a ProFund’s swap, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed.

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed with respect to ProFund shares that have been held less than 16 days. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the ProFund is not eligible to make the election to “pass-through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce its investment company taxable income, and the distribution by the ProFund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund’s shares. Capital gains dividends are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder’s address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

QUALIFIED DIVIDEND INCOME

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. It is not expected that a significant portion of distributions from U.S. Government Plus, Rising Rates Opportunity and Money Market ProFunds will be derived from qualified dividend income.

Technical corrections legislation is pending which would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day”. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such ProFund’s shares. In any event, if the aggregate qualified dividends received by a ProFund during any taxable year are 95% or more of its gross income, then 100% of the ProFund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders at the rate of 28%. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the non-money market ProFunds may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. Except for Money Market ProFund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a ProFund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, Money Market ProFund and U.S. Government Plus ProFund may advertise their “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the OTC ProFund and the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Further information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DeAM also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DeAM will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company or Dow Jones, and neither Standard & Poor’s, NASDAQ, the Frank Russell Company or Dow Jones make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Barra Value Index,” “S&P 500/Barra Growth Index,” “S&P Mid-Cap 400/Barra Growth Index,” “S&P Mid-Cap 400/Barra Value Index,” “S&P Small-Cap 600/Barra Growth Index,” and “S&P Small-Cap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30 ProFund or Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the ProFunds for the fiscal year ended December 31, 2003 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent auditors, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2004

Name	Ticker	Type	Industry	Country
Nokia Corporation	NOK	ADR	Telecommunications	FINLAND
HSBC Holdings PLC	HBC	ADR	Banks	BRITAIN
BP plc	BP	ADR	Oil&Gas	BRITAIN
Royal Dutch Petroleum	RD	NY Reg Shrs	Oil&Gas	NETHERLANDS
Vodafone Group PLC	VOD	ADR	Telecommunications	BRITAIN
SAP AG	SAP	ADR	Software	GERMANY
AstraZeneca PLC	AZN	ADR	Pharmaceuticals	BRITAIN
GlaxoSmithKline plc	GSK	ADR	Pharmaceuticals	BRITAIN
Unilever NV	UN	NY Reg Shrs	Food	NETHERLANDS
Total S.A.	TOT	ADR	Oil&Gas	FRANCE
STMicroelectronics NV	STM	NY Reg Shrs	Semiconductors	SWITZERLAND
Ericsson LM Telephone Co	ERICY	ADR	Telecommunications	SWEDEN
Business Objects S A	BOBJ	ADR	Software	FRANCE
Willis Group Holdings Ltd	WSH	Common Stock	Insurance	BRITAIN
DaimlerChrysler AG	DCX	Common Stock	Auto Manufacturers	GERMANY
Ryanair Holdings Plc	RYAAY	ADR	Airlines	IRELAND
Alcon Inc	ACL	Common Stock	Healthcare-Products	SWITZERLAND
ALCATEL	ALA	ADR	Telecommunications	FRANCE
Novartis AG	NVS	ADR	Pharmaceuticals	SWITZERLAND
Gucci Group Inc	GUC	NY Reg Shrs	Apparel	NETHERLANDS
Koninklijke Philips Electronics NV	PHG	NY Reg Shrs	Electronics	NETHERLANDS
Siemens AG	SI	ADR	Miscellaneous Manufacture	GERMANY
ASML Holding NV	ASML	NY Reg Shrs	Semiconductors	NETHERLANDS
Shire Pharm Group	SHPGY	ADR	Pharmaceuticals	BRITAIN
Aventis	AVE	ADR	Pharmaceuticals	FRANCE
Shell Transport and Trading Co PLC	SC	ADR	Oil&Gas	BRITAIN
Elan Corp PLC	ELN	ADR	Pharmaceuticals	IRELAND
UBS AG	UBS	Common Stock	Banks	SWITZERLAND
Vivendi Universal	V	ADR	Media	FRANCE
	DEO	ADR	Beverages	BRITAIN

Eligible countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.